UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21611

Name of Fund: S&P 500(R) GEARED(SM) Fund Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Mitchell M. Cox, Chief Executive Officer,
      S&P 500(R) GEARED(SM) Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (212) 449-8118

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                         S&P 500(R) GEARED(SM) Fund Inc.

                         Annual Report
                         December 31, 2005

[LOGO] IQ
       INVESTMENT                   [LOGO] Merrill Lynch  Investment Managers
       ADVISORS

S&P 500(R) GEARED(SM) Fund Inc.

Portfolio Information as of December 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
General Electric Co. .................................................   3.1%
Exxon Mobil Corp. ....................................................   3.0
Citigroup, Inc. ......................................................   2.1
Microsoft Corp. ......................................................   2.0
Procter & Gamble Co. .................................................   1.7
Bank of America Corp. ................................................   1.6
Johnson & Johnson ....................................................   1.5
American International Group, Inc. ...................................   1.5
Pfizer, Inc. .........................................................   1.5
Altria Group, Inc. ...................................................   1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ..........................................   7.2%
Pharmaceuticals ......................................................   6.1
Commercial Banks .....................................................   5.5
Insurance ............................................................   4.7
Industrial Conglomerates .............................................   4.2
--------------------------------------------------------------------------------

                                                                      Percent of
S&P 500 Index Sector Weightings                                Total Investments
--------------------------------------------------------------------------------
Financials ..........................................................      20.0%
Information Technology ..............................................      14.1
Health Care .........................................................      12.4
Producer Durables ...................................................      10.6
Consumer Discretionary ..............................................       9.6
Energy ..............................................................       9.2
Consumer Staples ....................................................       9.0
Materials ...........................................................       2.8
Telecommunication Services ..........................................       2.8
Utilities ...........................................................       2.6
Auto & Transportation ...............................................       0.5
Other* ..............................................................       6.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.

      For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease.

S&P 500 and Standard & Poor's 500 are registered trademarks of the McGraw-Hill Companies.

"GEARED" and "Geared-Equity Accelerated Return" are servicemarks of Merrill Lynch & Co.


2       S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

As you know, the investment objective of S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the Standard & Poor's 500(R) Index (the "S&P 500 Index" or the "Index"). Where the Index has negative returns for an annual period (approximately one year), the Fund seeks to provide annual price returns that track the performance of the Index on a one-for-one basis over the annual period. When the Index is positive for an annual period, the Fund seeks to deliver a "geared" return equal to approximately three times the annual price returns of the Index, up to a maximum index participation level. The Fund will not participate in any Index returns in excess of the maximum index participation and, as a result, the Fund's performance over an annual period will be subject to a maximum annual return cap. The maximum annual return cap for the current annual period is approximately 13%.

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market values of 500 stocks representing all major industries. It is not possible to make a direct investment in the S&P 500 Index.

During the twelve months ended December 31, 2005, the total return of the S&P 500 Index was +4.91 % (including dividend reinvestment). Over the same period, and after fees and expenses, the total return of the Fund was +10.91% (as measured by change in net asset value plus dividend reinvestment). The Fund's performance over this period is consistent with our expectations.

IQ Investment Advisors LLC invites you to visit our new Website at www.IQIAFunds.com. Here you will find more information about IQ Investment Advisers LLC and our products and services, including current market data and fund statistics.

IQ Investment Advisors LLC continues to take a non-traditional approach to asset management by seeking to identify specific economic or strategic investment themes that aim to fulfill particular investor needs. We encourage you to revisit your portfolio to ensure that your asset allocation strategy is consistent with your specific investment needs. We thank you for trusting IQ Investment Advisors LLC with your investment assets, and we look forward to serving you in the months and years ahead.

                                           Sincerely,


                                           /s/ Mitchell M. Cox

                                           Mitchell M. Cox
                                           President, IQ Investment Advisors LLC


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005          3

A Discussion With Your Fund's Portfolio Managers

      We are pleased to provide you with this shareholder report for S&P 500(R) GEARED(SM) Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Merrill Lynch Investment Managers, the Fund's subadviser.

How did the Fund perform during the fiscal year?

The Fund seeks to provide annual total returns in excess of the performance of the S&P 500 Index where the performance of the Index increases (up to a maximum return cap that is set each year), and that generally correspond to the performance of the Index where the Index decreases. We would like to note that the Fund changed its reporting schedule from a fiscal year-end of September 30 to a fiscal year-end of December 31.

For the 12-month period ended December 31, 2005, the Common Stock of the Fund had a total investment return of +10.91%, based on a change in per share net asset value from $19.98 to $19.66, and assuming reinvestment of a $2.35 distribution in November. The Fund's unmanaged benchmark, the S&P 500 Index, returned +4.91% (including dividend reinvestment) for the same period. The Fund's options for its first year of operations expired on November 2, 2005. The Fund's current options will expire on November 3, 2006. In addition, the Fund experienced its first tender in the amount of 25% of the Fund's assets.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

Describe the market environment during the fiscal year.

U.S. equity markets, which "muddled through" 2005, finished the year with mid single-digit growth. For most of 2005, stocks remained in one of the narrowest trading ranges in history.

The year began with a slide after the strong fourth quarter of 2004, with cyclical and small capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports, and climbing oil prices. The markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. In March, the markets resumed their downward slide experienced in January due to the combination of the trade deficit, mixed economic news, high oil prices, and rising interest rates.

April began on the heels of a March economic soft spot, as retail sales, payrolls, and consumer and business sentiment weakened. For most of April, equity markets were dogged by continuing inflation concerns as oil climbed above $57 per barrel. April closed with the announcement that the Consumer Price Index
(CPI) rose 0.6% in March, one of the biggest jumps in several months. May featured the announcement of slower-than-expected first quarter gross domestic product growth of 3.1%. Despite concerns about economic deceleration, slowing profit growth, and continued high oil prices, first quarter earnings reports remained strong. June brought a slowdown in the equity market rally that began in May as the specter of economic deceleration dampened markets.


4       S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

July was an impressive month for equity markets, despite the drag from a strong dollar, higher energy prices, and a major terror attack in London, which caused an immediate 4% drop in the S&P 500 Index. Investors quickly rebounded however, and the losses were recovered only one day later. August brought a reversal of July's rally, as higher oil prices continued to fan the fears of economic weakness, reaching a record high of $70 per barrel during the aftermath of Hurricane Katrina. Despite the downturn of U.S. equity markets in August, September turned slightly positive as improved profits in the energy sector provided a counterbalance to lagging retail, transportation, tourism, and insurance sectors.

Equity markets slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite a U.S. gross domestic product growth rate of 4.1% for the third quarter, short-term interest rates rose, oil prices remained historically high, and consumer confidence declined. In November, equity markets were resilient in the face of Fed tightening, continued concerns about energy prices, and the strength of the U.S. dollar; markets rebounded because strong productivity and high margins resulted in good earnings and oil prices fell to the mid-$50 per barrel range from $70 per barrel. After posting gains for nearly six weeks, December saw equity markets finish on an uninspiring note as thin volume led to volatile movements in stock prices. Compounding the mixed results throughout the year and leaving investors uncertain about the direction of the economy heading into 2006, the yield curve inverted at the end of December as long-term yields fell below short-term yields, historically a harbinger of an economic downturn.

As expected, interest rates moved considerably during the year as the yield curve flattened dramatically and inverted at the close of 2005. The Federal Reserve raised the Federal Funds rate 25 basis points eight times during the year. This brought the Federal Funds rate to 4.25% at year end from 2.25%.

How did you manage the portfolio during the period?

On November 2, 2005, the Fund's options expired and were reset to November 3, 2006 expiration, bringing the maximum return cap to approximately 13%. At the reset of the Fund, we negotiated over-the-counter option transactions, selling three out-of-the-money call options and purchasing two at-the-money call options. We utilized this options strategy to provide a total return that fulfills the three-to-one upside potential to the annual maximum return cap.

How would you characterize the portfolio's position at the close of the period?

The Fund is positioned to provide accelerated growth relative to the S&P 500 Index, up to the annual maximum return cap. The S&P 500 Index provides diversified exposure to the securities of the largest U.S. publicly traded companies.

Jonathan Clark
Portfolio Manager

Vincent J. Costa, CFA
Portfolio Manager

Debra L. Jelilian
Portfolio Manager

Jeffrey L. Russo, CFA
Portfolio Manager

January 18, 2006


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005          5

Schedule of Investments

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Aerospace & Defense--2.1%
                   Boeing Co.                                            7,100          $    498,704
                   General Dynamics Corp.                                1,700               193,885
                   Goodrich Corp.                                        1,200                49,320
                   Honeywell International, Inc.                         7,300               271,925
                   L-3 Communications Holdings, Inc.                     1,078                80,149
                   Lockheed Martin Corp.                                 3,100               197,253
                   Northrop Grumman Corp.                                3,000               180,330
                   Raytheon Co.                                          4,100               164,615
                   Rockwell Collins, Inc.                                1,700                78,999
                   United Technologies Corp.                             8,900               497,599
                                                                                        ------------
                                                                                           2,212,779
----------------------------------------------------------------------------------------------------
Air Freight & Logistics--1.0%
                   FedEx Corp.                                           2,600               268,814
                   Ryder System, Inc.                                      500                20,510
                   United Parcel Service, Inc. Class B                   9,700               728,955
                                                                                        ------------
                                                                                           1,018,279
----------------------------------------------------------------------------------------------------
Airlines--0.1%
                   Southwest Airlines Co.                                6,300               103,509
----------------------------------------------------------------------------------------------------
Auto Components--0.1%
                   Cooper Tire & Rubber Co.                                300                 4,596
                   Dana Corp.                                              700                 5,026
                   The Goodyear Tire & Rubber Co. (a)                    1,300                22,594
                   Johnson Controls, Inc.                                1,600               116,656
                                                                                        ------------
                                                                                             148,872
----------------------------------------------------------------------------------------------------
Automobiles--0.3%
                   Ford Motor Co.                                       15,500               119,660
                   General Motors Corp.                                  4,800                93,216
                   Harley-Davidson, Inc.                                 2,300               118,427
                                                                                        ------------
                                                                                             331,303
----------------------------------------------------------------------------------------------------
Beverages--2.0%
                   Anheuser-Busch Cos., Inc.                             6,600               283,536
                   Brown-Forman Corp. Class B                              800                55,456
                   The Coca-Cola Co.                                    18,100               729,611
                   Coca-Cola Enterprises, Inc.                           2,900                55,593
                   Constellation Brands, Inc. Class A (a)                1,900                49,837
                   Molson Coors Brewing Co. Class B                        600                40,194
                   Pepsi Bottling Group, Inc.                            1,400                40,054
                   PepsiCo, Inc.                                        14,500               856,660
                                                                                        ------------
                                                                                           2,110,941
----------------------------------------------------------------------------------------------------
Biotechnology--1.5%
                   Amgen, Inc. (a)                                      10,800               851,688
                   Applera Corp.--Applied
                     Biosystems Group                                    1,900                50,464
                   Biogen Idec, Inc. (a)                                 2,900               131,457
                   Chiron Corp. (a)                                      1,000                44,460
                   Genzyme Corp. (a)                                     2,200               155,716
                   Gilead Sciences, Inc. (a)                             4,000               210,520
                   Medimmune, Inc. (a)                                   2,000                70,040
                                                                                        ------------
                                                                                           1,514,345
----------------------------------------------------------------------------------------------------
Building Products--0.2%
                   American Standard Cos., Inc.                          1,400                55,930
                   Masco Corp.                                           3,500               105,665
                                                                                        ------------
                                                                                             161,595
----------------------------------------------------------------------------------------------------
Capital Markets--3.0%
                   Ameriprise Financial, Inc.                            2,020                82,820
                   The Bank of New York Co., Inc.                        6,600               210,210
                   The Bear Stearns Cos., Inc.                             900               103,977
                   The Charles Schwab Corp.                              9,300               136,431
                   E*Trade Financial Corp. (a)                           3,400                70,924
                   Federated Investors, Inc. Class B                       900                33,336
                   Franklin Resources, Inc.                              1,200               112,812
                   Goldman Sachs Group, Inc.                             3,900               498,069
                   Janus Capital Group, Inc.                             2,200                40,986
                   Lehman Brothers Holdings, Inc.                        2,300               294,791
                   Mellon Financial Corp.                                3,800               130,150
                   Merrill Lynch & Co., Inc. (b)                         8,100               548,613
                   Morgan Stanley                                        9,600               544,704
                   Northern Trust Corp.                                  1,500                77,730
                   State Street Corp.                                    2,800               155,232
                   T. Rowe Price Group, Inc.                             1,200                86,436
                                                                                        ------------
                                                                                           3,127,221
----------------------------------------------------------------------------------------------------
Chemicals--1.5%
                   Air Products & Chemicals, Inc.                        1,800               106,542
                   Ashland, Inc.                                           600                34,740
                   The Dow Chemical Co.                                  8,300               363,706
                   E.I. du Pont de Nemours & Co.                         7,800               331,500
                   Eastman Chemical Co.                                    600                30,954
                   Ecolab, Inc.                                          1,800                65,286
                   Engelhard Corp.                                       1,200                36,180
                   Hercules, Inc. (a)                                    1,000                11,300
                   International Flavors & Fragrances, Inc.                900                30,150
                   Monsanto Co.                                          2,300               178,319
                   PPG Industries, Inc.                                  1,400                81,060
                   Praxair, Inc.                                         2,900               153,584
                   Rohm & Haas Co.                                       1,100                53,262
                   Sigma-Aldrich Corp.                                     700                44,303
                                                                                        ------------
                                                                                           1,520,886
----------------------------------------------------------------------------------------------------
Commercial Banks--5.5%
                   AmSouth Bancorp                                       3,300                86,493
                   BB&T Corp.                                            4,600               192,786
                   Bank of America Corp.                                35,100             1,619,865
                   Comerica, Inc.                                        1,300                73,788
                   Compass Bancshares, Inc.                              1,250                60,411
                   Fifth Third Bancorp                                   4,700               177,284
                   First Horizon National Corp.                            900                34,596
                   Huntington Bancshares, Inc.                           2,300                54,625
                   KeyCorp                                               3,800               125,134
                   M&T Bank Corp.                                          800                87,240
                   Marshall & Ilsley Corp.                               1,900                81,776
                   National City Corp.                                   4,700               157,779
                   North Fork Bancorporation, Inc.                       3,900               106,704
                   PNC Financial Services Group, Inc.                    2,400               148,392
                   Regions Financial Corp.                               4,200               143,472
                   SunTrust Banks, Inc.                                  3,100               225,556
                   Synovus Financial Corp.                               2,900                78,329
                   U.S. Bancorp                                         16,100               481,229
                   Wachovia Corp.                                       13,600               718,896
                   Wells Fargo & Co.                                    14,700               923,601
                   Zions Bancorporation                                    900                68,004
                                                                                        ------------
                                                                                           5,645,960
----------------------------------------------------------------------------------------------------
Commercial Services & Supplies--0.7%
                   Allied Waste Industries, Inc. (a)                     2,200                19,228
                   Avery Dennison Corp.                                  1,100                60,797
                   Cendant Corp.                                         8,800               151,800
                   Cintas Corp.                                          1,300                53,534
                   Equifax, Inc.                                         1,300                49,426
                   Monster Worldwide, Inc. (a)                           1,000                40,820


6       S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

                                                                        Shares
Industry           Common Stocks                                          Held             Value
====================================================================================================
Commercial Services & Supplies (concluded)
                   Pitney Bowes, Inc.                                    2,100          $     88,725
                   RR Donnelley & Sons Co.                               2,000                68,420
                   Robert Half International, Inc.                       1,600                60,624
                   Waste Management, Inc.                                4,700               142,645
                                                                                        ------------
                                                                                             736,019
----------------------------------------------------------------------------------------------------
Communications Equipment--2.6%
                   ADC Telecommunications, Inc. (a)                        828                18,498
                   Andrew Corp. (a)                                      1,600                17,168
                   Avaya, Inc. (a)                                       3,900                41,613
                   Ciena Corp. (a)                                       3,500                10,395
                   Cisco Systems, Inc. (a)                              53,800               921,056
                   Comverse Technology, Inc. (a)                         1,900                50,521
                   Corning, Inc. (a)                                    13,100               257,546
                   JDS Uniphase Corp. (a)                               12,600                29,736
                   Lucent Technologies, Inc. (a)                        37,600               100,016
                   Motorola, Inc.                                       21,500               485,685
                   QUALCOMM, Inc.                                       14,500               624,660
                   Scientific-Atlanta, Inc.                              1,400                60,298
                   Tellabs, Inc. (a)                                     3,400                37,060
                                                                                        ------------
                                                                                           2,654,252
----------------------------------------------------------------------------------------------------
Computers & Peripherals--3.5%
                   Apple Computer, Inc. (a)                              7,300               524,797
                   Dell, Inc. (a)                                       20,500               614,795
                   EMC Corp. (a)                                        20,700               281,934
                   Gateway, Inc. (a)                                     3,400                 8,534
                   Hewlett-Packard Co.                                  25,100               718,613
                   International Business Machines Corp.                13,900             1,142,580
                   Lexmark International, Inc. Class A (a)                 900                40,347
                   NCR Corp. (a)                                         1,700                57,698
                   Network Appliance, Inc. (a)                           3,100                83,700
                   QLogic Corp. (a)                                        700                22,757
                   Sun Microsystems, Inc. (a)                           28,700               120,253
                                                                                        ------------
                                                                                           3,616,008
----------------------------------------------------------------------------------------------------
Construction & Engineering--0.1%
                   Fluor Corp.                                             800                61,808
----------------------------------------------------------------------------------------------------
Construction Materials--0.1%
                   Vulcan Materials Co.                                  1,000                67,750
----------------------------------------------------------------------------------------------------
Consumer Finance--1.3%
                   American Express Co.                                 10,800               555,768
                   Capital One Financial Corp.                           2,700               233,280
                   MBNA Corp.                                           11,100               301,365
                   SLM Corp.                                             3,700               203,833
                                                                                        ------------
                                                                                           1,294,246
----------------------------------------------------------------------------------------------------
Containers & Packaging--0.2%
                   Ball Corp.                                            1,100                43,692
                   Bemis Co.                                             1,000                27,870
                   Pactiv Corp. (a)                                      1,500                33,000
                   Sealed Air Corp. (a)                                    800                44,936
                   Temple-Inland, Inc.                                   1,100                49,335
                                                                                        ------------
                                                                                             198,833
----------------------------------------------------------------------------------------------------
Distributors--0.1%
                   Genuine Parts Co.                                     1,700                74,664
----------------------------------------------------------------------------------------------------
Diversified Consumer Services--0.1%
                   Apollo Group, Inc. Class A (a)                        1,200                72,552
                   H&R Block, Inc.                                       3,000                73,650
                                                                                        ------------
                                                                                             146,202
----------------------------------------------------------------------------------------------------
Diversified Financial Services--3.6%
                   CIT Group, Inc.                                       1,700                88,026
                   Citigroup, Inc.                                      44,300             2,149,879
                   JPMorgan Chase & Co.                                 30,500             1,210,545
                   Moody's Corp.                                         2,300               141,266
                   Principal Financial Group, Inc.                       2,600               123,318
                                                                                        ------------
                                                                                           3,713,034
----------------------------------------------------------------------------------------------------
Diversified Telecommunication Services--2.1%
                   AT&T, Inc.                                           34,689               849,534
                   BellSouth Corp.                                      15,700               425,470
                   CenturyTel, Inc.                                      1,100                36,476
                   Citizens Communications Co.                           3,500                42,805
                   Qwest Communications
                     International Inc. (a)                             13,900                78,535
                   Verizon Communications, Inc.                         24,200               728,904
                                                                                        ------------
                                                                                           2,161,724
----------------------------------------------------------------------------------------------------
Electric Utilities--1.5%
                   Allegheny Energy, Inc. (a)                            1,500                47,475
                   American Electric Power Co., Inc.                     3,200               118,688
                   Cinergy Corp.                                         1,900                80,674
                   Edison International                                  3,000               130,830
                   Entergy Corp.                                         1,700               116,705
                   Exelon Corp.                                          5,900               313,526
                   FPL Group, Inc.                                       3,300               137,148
                   FirstEnergy Corp.                                     2,700               132,273
                   PPL Corp.                                             3,500               102,900
                   Pinnacle West Capital Corp.                           1,000                41,350
                   Progress Energy, Inc.                                 2,300               101,016
                   The Southern Co.                                      6,300               217,539
                                                                                        ------------
                                                                                           1,540,124
----------------------------------------------------------------------------------------------------
Electrical Equipment--0.5%
                   American Power Conversion Corp.                       1,700                37,400
                   Cooper Industries Ltd. Class A                          900                65,700
                   Emerson Electric Co.                                  3,500               261,450
                   Rockwell Automation, Inc.                             1,700               100,572
                                                                                        ------------
                                                                                             465,122
----------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.3%
                   Agilent Technologies, Inc. (a)                        4,118               137,122
                   Jabil Circuit, Inc. (a)                               1,600                59,344
                   Molex, Inc.                                           1,500                38,925
                   Sanmina-SCI Corp. (a)                                 4,900                20,874
                   Solectron Corp. (a)                                   9,300                34,038
                   Symbol Technologies, Inc.                             2,400                30,768
                   Tektronix, Inc.                                         900                25,389
                                                                                        ------------
                                                                                             346,460
----------------------------------------------------------------------------------------------------
Energy Equipment & Services--1.6%
                   BJ Services Co.                                       2,900               106,343
                   Baker Hughes, Inc.                                    2,800               170,184
                   Halliburton Co.                                       4,500               278,820
                   Nabors Industries Ltd. (a)                            1,300                98,475
                   National Oilwell Varco, Inc. (a)                      1,607               100,759
                   Noble Corp.                                           1,100                77,594
                   Rowan Cos., Inc.                                        800                28,512
                   Schlumberger Ltd.                                     5,100               495,465
                   Transocean, Inc. (a)                                  2,800               195,132
                   Weatherford International Ltd. (a)                    2,200                79,640
                                                                                        ------------
                                                                                           1,630,924
----------------------------------------------------------------------------------------------------


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005          7

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Food & Staples Retailing--2.3%
                   Albertson's, Inc.                                     3,000          $     64,050
                   CVS Corp.                                             6,900               182,298
                   Costco Wholesale Corp.                                4,000               197,880
                   The Kroger Co. (a)                                    6,500               122,720
                   SUPERVALU Inc.                                        1,300                42,224
                   SYSCO Corporation                                     5,300               164,565
                   Safeway, Inc.                                         4,100                97,006
                   Wal-Mart Stores, Inc.                                21,800             1,020,240
                   Walgreen Co.                                          8,800               389,488
                   Whole Foods Market, Inc.                              1,200                92,868
                                                                                        ------------
                                                                                           2,373,339
----------------------------------------------------------------------------------------------------
Food Products--1.0%
                   Archer-Daniels-Midland Co.                            5,500               135,630
                   Campbell Soup Co.                                     1,800                53,586
                   ConAgra Foods, Inc.                                   4,200                85,176
                   General Mills, Inc.                                   3,100               152,892
                   HJ Heinz Co.                                          2,800                94,416
                   The Hershey Co.                                       1,700                93,925
                   Kellogg Co.                                           2,400               103,728
                   McCormick & Co., Inc.                                 1,300                40,196
                   Sara Lee Corp.                                        7,200               136,080
                   Tyson Foods, Inc. Class A                             2,500                42,750
                   Wm. Wrigley Jr. Co.                                   1,700               113,033
                                                                                        ------------
                                                                                           1,051,412
----------------------------------------------------------------------------------------------------
Gas Utilities--0.0%
                   Nicor, Inc.                                             200                 7,862
                   Peoples Energy Corp.                                    200                 7,014
                                                                                        ------------
                                                                                              14,876
----------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies--2.1%
                   Bausch & Lomb, Inc.                                     400                27,160
                   Baxter International, Inc.                            5,600               210,840
                   Becton Dickinson & Co.                                2,300               138,184
                   Biomet, Inc.                                          2,000                73,140
                   Boston Scientific Corp. (a)                           5,300               129,797
                   CR Bard, Inc.                                         1,000                65,920
                   Fisher Scientific International (a)                   1,000                61,860
                   Guidant Corp.                                         2,900               187,775
                   Hospira, Inc. (a)                                     1,500                64,170
                   Medtronic, Inc.                                      10,500               604,485
                   Millipore Corp. (a)                                     500                33,020
                   PerkinElmer, Inc.                                     1,300                30,628
                   St. Jude Medical, Inc. (a)                            3,300               165,660
                   Stryker Corp.                                         2,600               115,518
                   Thermo Electron Corp. (a)                             1,600                48,208
                   Waters Corp. (a)                                      1,100                41,580
                   Zimmer Holdings, Inc. (a)                             2,100               141,624
                                                                                        ------------
                                                                                           2,139,569
----------------------------------------------------------------------------------------------------
Health Care Providers & Services--3.0%
                   Aetna, Inc.                                           2,500               235,775
                   AmerisourceBergen Corp.                               1,600                66,240
                   Cardinal Health, Inc.                                 3,800               261,250
                   Caremark Rx, Inc. (a)                                 4,000               207,160
                   Cigna Corp.                                           1,100               122,870
                   Coventry Health Care, Inc. (a)                        1,350                76,896
                   Express Scripts, Inc. (a)                             1,200               100,560
                   HCA, Inc.                                             3,390               171,195
                   Health Management Associates, Inc.
                     Class A                                             1,900                41,724
                   Humana, Inc. (a)                                      1,300                70,629
                   IMS Health, Inc.                                      2,200                54,824
                   Laboratory Corp. of America Holdings (a)              1,300                70,005
                   Manor Care, Inc.                                        600                23,862
                   McKesson Corp.                                        2,800               144,452
                   Medco Health Solutions, Inc. (a)                      2,600               145,080
                   Quest Diagnostics, Inc.                               1,600                82,368
                   Tenet Healthcare Corp. (a)                            4,400                33,704
                   UnitedHealth Group, Inc.                             11,100               689,754
                   WellPoint, Inc. (a)                                   5,800               462,782
                                                                                        ------------
                                                                                           3,061,130
----------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.4%
                   Carnival Corp.                                        3,600               192,492
                   Darden Restaurants, Inc.                              1,200                46,656
                   Harrah's Entertainment, Inc.                          1,500               106,935
                   Hilton Hotels Corp.                                   2,600                62,686
                   International Game Technology                         3,100                95,418
                   Marriott International, Inc. Class A                  1,400                93,758
                   McDonald's Corp.                                     10,700               360,804
                   Starbucks Corp. (a)                                   6,500               195,065
                   Starwood Hotels & Resorts
                     Worldwide, Inc.                                     1,800               114,948
                   Wendy's International, Inc.                             900                49,734
                   Yum! Brands, Inc.                                     2,400               112,512
                                                                                        ------------
                                                                                           1,431,008
----------------------------------------------------------------------------------------------------
Household Durables--0.7%
                   Black & Decker Corp.                                    600                52,176
                   Centex Corp.                                          1,100                78,639
                   DR Horton, Inc.                                       2,500                89,325
                   Fortune Brands, Inc.                                  1,200                93,624
                   KB HOME                                                 600                43,596
                   Leggett & Platt, Inc.                                 1,800                41,328
                   Lennar Corp. Class A                                  1,097                66,939
                   Maytag Corp.                                            900                16,938
                   Newell Rubbermaid, Inc.                               2,200                52,316
                   Pulte Homes, Inc.                                     1,900                74,784
                   Snap-On, Inc.                                           600                22,536
                   The Stanley Works                                       800                38,432
                   Whirlpool Corp.                                         600                50,256
                                                                                        ------------
                                                                                             720,889
----------------------------------------------------------------------------------------------------
Household Products--2.2%
                   Clorox Co.                                            1,200                68,268
                   Colgate-Palmolive Co.                                 4,400               241,340
                   Kimberly-Clark Corp.                                  4,000               238,600
                   Procter & Gamble Co.                                 29,402             1,701,788
                                                                                        ------------
                                                                                           2,249,996
----------------------------------------------------------------------------------------------------
IT Services--1.0%
                   Affiliated Computer Services, Inc.
                     Class A (a)                                         1,000                59,180
                   Automatic Data Processing, Inc.                       4,900               224,861
                   Computer Sciences Corp. (a)                           1,500                75,960
                   Convergys Corp. (a)                                   1,400                22,190
                   Electronic Data Systems Corp.                         4,700               112,988
                   First Data Corp.                                      6,600               283,866
                   Fiserv, Inc. (a)                                      1,500                64,905
                   Paychex, Inc.                                         2,800               106,736
                   Sabre Holdings Corp. Class A                          1,400                33,754
                   Unisys Corp. (a)                                      3,500                20,405
                                                                                        ------------
                                                                                           1,004,845
----------------------------------------------------------------------------------------------------


8       S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Independent Power Producers & Energy
Traders--0.6%
                   The AES Corp. (a)                                     5,900          $     93,397
                   Constellation Energy Group, Inc.                      1,700                97,920
                   Duke Energy Corp.                                     8,300               227,835
                   Dynegy, Inc. Class A (a)                              3,200                15,488
                   TXU Corp.                                             4,000               200,760
                                                                                        ------------
                                                                                             635,400
----------------------------------------------------------------------------------------------------
Industrial Conglomerates--4.2%
                   3M Co.                                                6,700               519,250
                   General Electric Co.                                 92,400             3,238,620
                   Textron, Inc.                                         1,100                84,678
                   Tyco International Ltd.                              17,800               513,708
                                                                                        ------------
                                                                                           4,356,256
----------------------------------------------------------------------------------------------------
Insurance--4.7%
                   ACE Ltd.                                              2,600               138,944
                   AMBAC Financial Group, Inc.                           1,000                77,060
                   AON Corp.                                             2,800               100,660
                   Aflac, Inc.                                           4,500               208,890
                   The Allstate Corp.                                    5,600               302,792
                   American International Group, Inc.                   22,700             1,548,821
                   Chubb Corp.                                           1,700               166,005
                   Cincinnati Financial Corp.                            1,690                75,509
                   Genworth Financial, Inc. Class A                      3,200               110,656
                   Hartford Financial Services Group, Inc.               2,500               214,725
                   Jefferson-Pilot Corp.                                 1,300                74,009
                   Lincoln National Corp.                                1,600                84,848
                   Loews Corp.                                           1,200               113,820
                   MBIA, Inc.                                            1,300                78,208
                   Marsh & McLennan Cos., Inc.                           4,800               152,448
                   Metlife, Inc.                                         6,500               318,500
                   The Progressive Corp.                                 1,700               198,526
                   Prudential Financial, Inc.                            4,400               322,036
                   Safeco Corp.                                          1,200                67,800
                   The St. Paul Travelers Cos., Inc.                     6,200               276,954
                   Torchmark Corp.                                       1,000                55,600
                   UnumProvident Corp.                                   2,800                63,700
                   XL Capital Ltd. Class A                               1,400                94,332
                                                                                        ------------
                                                                                           4,844,843
----------------------------------------------------------------------------------------------------
Internet & Catalog Retail--0.5%
                   Amazon.com, Inc. (a)                                  2,700               127,305
                   eBay, Inc. (a)                                       10,000               432,500
                                                                                        ------------
                                                                                             559,805
----------------------------------------------------------------------------------------------------
Internet Software & Services--0.4%
                   Yahoo!, Inc. (a)                                     10,800               423,144
----------------------------------------------------------------------------------------------------
Leisure Equipment & Products--0.2%
                   Brunswick Corp.                                         700                28,462
                   Eastman Kodak Co.                                     2,300                53,820
                   Hasbro, Inc.                                          1,800                36,324
                   Mattel, Inc.                                          3,800                60,116
                                                                                        ------------
                                                                                             178,722
----------------------------------------------------------------------------------------------------
Machinery--1.3%
                   Caterpillar, Inc.                                     5,800               335,066
                   Cummins, Inc.                                           400                35,892
                   Danaher Corp.                                         2,100               117,138
                   Deere & Co.                                           2,000               136,220
                   Dover Corp.                                           1,900                76,931
                   Eaton Corp.                                           1,400                93,926
                   ITT Industries, Inc.                                    700                71,974
                   Illinois Tool Works, Inc.                             1,700               149,583
                   Ingersoll-Rand Co. Class A                            3,100               125,147
                   Navistar International Corp. (a)                        700                20,034
                   PACCAR, Inc.                                          1,600               110,768
                   Pall Corp.                                            1,300                34,918
                   Parker Hannifin Corp.                                 1,100                72,556
                                                                                        ------------
                                                                                           1,380,153
----------------------------------------------------------------------------------------------------
Media--3.2%
                   Clear Channel Communications, Inc.                    4,900               154,105
                   Comcast Corp. Class A (a)                            19,100               495,836
                   Dow Jones & Co., Inc.                                   400                14,196
                   EW Scripps Co. Class A                                  700                33,614
                   Gannett Co., Inc.                                     2,000               121,140
                   Interpublic Group of Cos., Inc. (a)                   3,200                30,880
                   Knight-Ridder, Inc.                                     500                31,650
                   The McGraw-Hill Cos., Inc.                            3,400               175,542
                   Meredith Corp.                                          400                20,936
                   New York Times Co. Class A                            1,100                29,095
                   News Corp. Class A                                   21,700               337,435
                   Omnicom Group                                         1,500               127,695
                   Time Warner, Inc.                                    41,201               718,535
                   Tribune Co.                                           2,100                63,546
                   Univision Communications, Inc.
                     Class A (a)                                         2,200                64,658
                   Viacom, Inc. Class B (a)                             13,500               440,100
                   Walt Disney Co.                                      16,500               395,505
                                                                                        ------------
                                                                                           3,254,468
----------------------------------------------------------------------------------------------------
Metals & Mining--0.7%
                   Alcoa, Inc.                                           7,400               218,818
                   Allegheny Technologies, Inc.                            900                32,472
                   Freeport-McMoRan Copper & Gold, Inc.
                     Class B                                             1,500                80,700
                   Newmont Mining Corp.                                  3,700               197,580
                   Nucor Corp.                                           1,300                86,736
                   Phelps Dodge Corp.                                      800               115,096
                   United States Steel Corp.                               900                43,263
                                                                                        ------------
                                                                                             774,665
----------------------------------------------------------------------------------------------------
Multi-Utilities--1.1%
                   Ameren Corp.                                          1,600                81,984
                   CMS Energy Corp. (a)                                  2,200                31,922
                   Centerpoint Energy, Inc.                              3,100                39,835
                   Consolidated Edison, Inc.                             2,000                92,660
                   DTE Energy Co.                                        1,700                73,423
                   Dominion Resources, Inc.                              2,900               223,880
                   KeySpan Corp.                                         1,700                60,673
                   NiSource, Inc.                                        2,600                54,236
                   PG&E Corp.                                            2,900               107,648
                   Public Service Enterprise Group, Inc.                 2,200               142,934
                   Sempra Energy                                         2,400               107,616
                   TECO Energy, Inc.                                     2,100                36,078
                   Xcel Energy, Inc.                                     3,900                71,994
                                                                                        ------------
                                                                                           1,124,883
----------------------------------------------------------------------------------------------------
Multiline Retail--1.1%
                   Big Lots, Inc. (a)                                    1,000                12,010
                   Dillard's, Inc. Class A                                 700                17,374
                   Dollar General Corp.                                  3,000                57,210
                   Family Dollar Stores, Inc.                            1,200                29,748
                   Federated Department Stores                           2,183               144,798
                   JC Penney Co., Inc.                                   1,900               105,640
                   Kohl's Corp. (a)                                      2,900               140,940


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005          9

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Multiline Retail (concluded)
                   Nordstrom, Inc.                                       2,000          $     74,800
                   Sears Holdings Corp. (a)                                881               101,782
                   Target Corp.                                          7,600               417,772
                                                                                        ------------
                                                                                           1,102,074
----------------------------------------------------------------------------------------------------
Office Electronics--0.1%
                   Xerox Corp. (a)                                       8,600               125,990
----------------------------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels--7.2%
                   Amerada Hess Corp.                                      700                88,774
                   Anadarko Petroleum Corp.                              2,000               189,500
                   Apache Corp.                                          2,800               191,856
                   Burlington Resources, Inc.                            3,200               275,840
                   Chevron Corp.                                        19,691             1,117,858
                   ConocoPhillips                                       12,200               709,796
                   Devon Energy Corp.                                    4,000               250,160
                   EOG Resources, Inc.                                   2,000               146,740
                   El Paso Corp.                                         6,000                72,960
                   Exxon Mobil Corp.                                    54,400             3,055,648
                   Kerr-McGee Corp.                                        926                84,136
                   Kinder Morgan, Inc.                                     800                73,560
                   Marathon Oil Corp.                                    3,136               191,202
                   Murphy Oil Corp.                                      1,300                70,187
                   Occidental Petroleum Corp.                            3,600               287,568
                   Sunoco, Inc.                                          1,100                86,218
                   Valero Energy Corp.                                   5,400               278,640
                   Williams Cos., Inc.                                   5,100               118,167
                   XTO Energy, Inc.                                      3,033               133,270
                                                                                        ------------
                                                                                           7,422,080
----------------------------------------------------------------------------------------------------
Paper & Forest Products--0.3%
                   International Paper Co.                               4,100               137,801
                   Louisiana-Pacific Corp.                               1,100                30,217
                   MeadWestvaco Corp.                                    1,800                50,454
                   Weyerhaeuser Co.                                      2,000               132,680
                                                                                        ------------
                                                                                             351,152
----------------------------------------------------------------------------------------------------
Personal Products--0.1%
                   Alberto-Culver Co. Class B                              800                36,600
                   Avon Products, Inc.                                   4,000               114,200
                                                                                        ------------
                                                                                             150,800
----------------------------------------------------------------------------------------------------
Pharmaceuticals--6.1%
                   Abbott Laboratories                                  13,500               532,305
                   Allergan, Inc.                                        1,100               118,756
                   Bristol-Myers Squibb Co.                             16,700               383,766
                   Eli Lilly & Co.                                       9,900               560,241
                   Forest Laboratories, Inc. (a)                         2,900               117,972
                   Johnson & Johnson                                    26,000             1,562,600
                   King Pharmaceuticals, Inc. (a)                        2,300                38,916
                   Merck & Co., Inc.                                    19,100               607,571
                   Mylan Laboratories                                    2,100                41,916
                   Pfizer, Inc.                                         64,300             1,499,476
                   Schering-Plough Corp.                                13,000               271,050
                   Watson Pharmaceuticals, Inc. (a)                        800                26,008
                   Wyeth                                                11,700               539,019
                                                                                        ------------
                                                                                           6,299,596
----------------------------------------------------------------------------------------------------
Real Estate--0.7%
                   Apartment Investment &
                     Management Co. Class A                                700                26,509
                   Archstone-Smith Trust                                 2,000                83,780
                   Equity Office Properties Trust                        3,400               103,122
                   Equity Residential                                    2,300                89,976
                   Plum Creek Timber Co., Inc.                           1,800                64,890
                   Prologis                                              2,300               107,456
                   Public Storage, Inc.                                    800                54,176
                   Simon Property Group, Inc.                            1,500               114,945
                   Vornado Realty Trust                                    900                75,123
                                                                                        ------------
                                                                                             719,977
----------------------------------------------------------------------------------------------------
Road & Rail--0.6%
                   Burlington Northern Santa Fe Corp.                    3,100               219,542
                   CSX Corp.                                             1,900                96,463
                   Norfolk Southern Corp.                                3,400               152,422
                   Union Pacific Corp.                                   2,200               177,122
                                                                                        ------------
                                                                                             645,549
----------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor
Equipment--3.0%
                   Advanced Micro Devices, Inc. (a)                      3,300               100,980
                   Altera Corp. (a)                                      3,000                55,590
                   Analog Devices, Inc.                                  3,100               111,197
                   Applied Materials, Inc.                              13,800               247,572
                   Applied Micro Circuits Corp. (a)                      1,100                 2,827
                   Broadcom Corp. Class A (a)                            2,500               117,875
                   Freescale Semiconductor, Inc. Class B (a)             3,646                91,770
                   Intel Corp.                                          52,900             1,320,384
                   Kla-Tencor Corp.                                      1,600                78,928
                   LSI Logic Corp. (a)                                   3,700                29,600
                   Linear Technology Corp.                               2,500                90,175
                   Maxim Integrated Products, Inc.                       2,700                97,848
                   Micron Technology, Inc. (a)                           5,100                67,881
                   National Semiconductor Corp.                          3,200                83,136
                   Novellus Systems, Inc. (a)                            1,000                24,120
                   Nvidia Corp. (a)                                      1,600                58,496
                   PMC-Sierra, Inc. (a)                                  1,000                 7,710
                   Teradyne, Inc. (a)                                    2,000                29,140
                   Texas Instruments, Inc.                              14,300               458,601
                   Xilinx, Inc.                                          2,800                70,588
                                                                                        ------------
                                                                                           3,144,418
----------------------------------------------------------------------------------------------------
Software--3.4%
                   Adobe Systems, Inc.                                   5,200               192,192
                   Autodesk, Inc.                                        1,900                81,605
                   BMC Software, Inc. (a)                                2,100                43,029
                   Citrix Systems, Inc. (a)                              1,300                37,414
                   Computer Associates International, Inc.               4,200               118,398
                   Compuware Corp. (a)                                   3,700                33,189
                   Electronic Arts, Inc. (a)                             2,600               136,006
                   Intuit, Inc. (a)                                      1,500                79,950
                   Mercury Interactive Corp. (a)                           700                19,453
                   Microsoft Corp.                                      80,300             2,099,845
                   Novell, Inc. (a)                                      3,000                26,490
                   Oracle Corp. (a)                                     32,500               396,825
                   Parametric Technology Corp. (a)                       2,500                15,250
                   Siebel Systems, Inc.                                  4,800                50,784
                   Symantec Corp. (a)                                    9,483               165,952
                                                                                        ------------
                                                                                           3,496,382
----------------------------------------------------------------------------------------------------
Specialty Retail--2.1%
                   AutoNation, Inc. (a)                                  1,800                39,114
                   AutoZone, Inc. (a)                                      400                36,700
                   Bed Bath & Beyond, Inc. (a)                           2,500                90,375
                   Best Buy Co., Inc.                                    3,400               147,832
                   Circuit City Stores, Inc.                             1,200                27,108
                   The Gap, Inc.                                         5,200                91,728
                   Home Depot, Inc.                                     18,700               756,976
                   Limited Brands                                        3,200                71,520


10      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Schedule of Investments (concluded)

                                                                        Shares
Industry           Common Stocks                                          Held              Value
====================================================================================================
Specialty Retail (concluded)
                   Lowe's Cos., Inc.                                     6,700          $    446,622
                   Office Depot, Inc. (a)                                2,900                91,060
                   OfficeMax, Inc.                                         500                12,680
                   RadioShack Corp.                                      1,300                27,339
                   The Sherwin-Williams Co.                                900                40,878
                   Staples, Inc.                                         6,150               139,666
                   TJX Cos., Inc.                                        3,800                88,274
                   Tiffany & Co.                                         1,100                42,119
                                                                                        ------------
                                                                                           2,149,991
----------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods--0.4%
                   Coach, Inc. (a)                                       3,400               113,356
                   Jones Apparel Group, Inc.                             1,200                36,864
                   Liz Claiborne, Inc.                                   1,100                39,402
                   Nike, Inc. Class B                                    1,600               138,864
                   Reebok International Ltd.                               500                29,115
                   VF Corp.                                                900                49,806
                                                                                        ------------
                                                                                             407,407
----------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance--1.5%
                   Countrywide Financial Corp.                           5,300               181,207
                   Fannie Mae                                            8,300               405,123
                   Freddie Mac                                           5,900               385,565
                   Golden West Financial Corp.                           2,100               138,600
                   MGIC Investment Corp.                                   700                46,074
                   Sovereign Bancorp, Inc.                               3,400                73,508
                   Washington Mutual, Inc.                               8,461               368,053
                                                                                        ------------
                                                                                           1,598,130
----------------------------------------------------------------------------------------------------
Tobacco--1.4%
                   Altria Group, Inc.                                   18,100             1,352,432
                   Reynolds American, Inc.                                 700                66,731
                   UST, Inc.                                             1,400                57,162
                                                                                        ------------
                                                                                           1,476,325
----------------------------------------------------------------------------------------------------
Trading Companies & Distributors--0.0%
                   WW Grainger, Inc.                                       700                49,770
----------------------------------------------------------------------------------------------------
Wireless Telecommunication Services--0.9%
                   Alltel Corp.                                          3,200               201,920
                   Sprint Nextel Corp.                                  25,653               599,231
                                                                                        ------------
                                                                                             801,151
----------------------------------------------------------------------------------------------------
                   Total Common Stocks
                   (Cost--$88,811,075)--95.1%                                             98,123,055

                                                                          Face
                   Short-Term Securities                                Amount
====================================================================================================
Time Deposits--6.6%
                   State Street Bank & Trust Co., 3.60%
                     due 1/03/2006                                  $6,801,704             6,801,704
----------------------------------------------------------------------------------------------------
                   Total Short-Term Securities
                   (Cost--$6,801,704)--6.6%                                                6,801,704
====================================================================================================

====================================================================================================
                                                                     Number of
                   Options Purchased                                 Contracts
====================================================================================================
Call Options Purchased--16.2%
                   S&P 500 Index, expiring
                     November 2006 at USD 1,214.76,
                     Broker HSBC Securities                             32,994             3,292,211
                   S&P 500 Index, expiring
                     November 2006 at USD 1,214.76,
                     Broker BNP Paribas                                131,985            13,355,008
----------------------------------------------------------------------------------------------------
                   Total Options Purchased
                   (Premiums Paid--$0)--16.2%                                             16,647,219
====================================================================================================
Total Investments (Cost--$95,612,779)--117.9%                                            121,571,978
====================================================================================================

====================================================================================================
                   Options Written
====================================================================================================
Call Options Written--(16.2%)
                   S&P 500 Index, expiring
                     November 2006 at USD 1,266.99,
                     Broker HSBC Securities                             49,491            (3,323,133)
                   S&P 500 Index, expiring
                     November 2006 at USD 1,267.54,
                     Broker BNP Paribas                                197,977           (13,372,003)
----------------------------------------------------------------------------------------------------
                   Total Options Written
                   (Premiums Received--$0)--(16.2%)                                      (16,695,136)
====================================================================================================
Total Investments, Net of Options Written
(Cost--$95,612,779*)--101.7%                                                             104,876,842

Liabilities in Excess of Other Assets--(1.7%)                                             (1,734,610)
                                                                                        ------------
Net Assets--100.0%                                                                      $103,142,232
                                                                                        ============

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................             $ 95,617,347
                                                                 ============
      Gross unrealized appreciation ................             $ 29,139,773
      Gross unrealized depreciation ................              (19,880,278)
                                                                 ------------
      Net unrealized appreciation ..................             $  9,259,495
                                                                 ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net           Dividend
      Affiliate                                     Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                      (3,900)          $2,340
      --------------------------------------------------------------------------

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
      Number of                          Expiration       Face       Unrealized
      Contracts         Issue               Date          Value     Depreciation
      --------------------------------------------------------------------------
          16       S&P 500(R) Index      March 2006    $5,085,794     $(66,594)
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         11

Statement of Assets, Liabilities and Capital

As of December 31, 2005
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
               Investments in unaffiliated securities, at value (identified cost--$95,174,285)                       $ 104,376,146
               Investments in affiliated securities, at value (identified cost--$438,494) .....                            548,613
               Options purchased, at value (premiums paid--$0) ................................                         16,647,219
               Cash collateral on futures contracts ...........................................                            252,000
               Receivables:
                  Dividends ...................................................................    $     131,174
                  Securities sold .............................................................            6,272
                  Interest ....................................................................              680           138,126
                                                                                                   -------------
               Prepaid expenses ...............................................................                             67,862
                                                                                                                     -------------
               Total assets ...................................................................                        122,029,966
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
               Options written, at value (premiums received--$0) ..............................                         16,695,136
               Payables:
                  Dividends to shareholders ...................................................        1,832,319
                  Securities purchased ........................................................          124,850
                  Investment adviser ..........................................................           55,251
                  Variation margin ............................................................           21,200         2,033,620
                                                                                                   -------------
               Accrued expenses ...............................................................                            158,978
                                                                                                                     -------------
               Total liabilities ..............................................................                         18,887,734
                                                                                                                     -------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Net assets .....................................................................                      $ 103,142,232
                                                                                                                     =============
==================================================================================================================================
Capital
----------------------------------------------------------------------------------------------------------------------------------
               Common Stock, par value $.001 per share, 100,000,000 shares authorized .........                      $       5,246
               Paid-in capital in excess of par ...............................................                         95,847,185
               Accumulated realized capital losses--net .......................................    $  (1,907,668)
               Unrealized appreciation--net ...................................................        9,197,469
                                                                                                   -------------
               Total accumulated earnings--net ................................................                          7,289,801
                                                                                                                     -------------
               Total Capital--Equivalent to $19.66 per share based on 5,246,427 shares of
                Common Stock outstanding (market price--$18.85) ...............................                      $ 103,142,232
                                                                                                                     =============

      See Notes to Financial Statements.


12      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Statements of Operations

                                                                                                                    For the Period
                                                                                                  For the Period      November 1,
                                                                                                  October 1, 2005      2004+ to
                                                                                                  to December 31,    September 30,
                                                                                                        2005              2005
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Dividends++ ............................................................    $     548,356     $   2,766,632
                       Interest ...............................................................           74,868            81,920
                                                                                                   -------------------------------
                       Total income ...........................................................          623,224         2,848,552
                                                                                                   -------------------------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................          248,869         1,045,085
                       Interest expense .......................................................               --            80,757
                       Professional fees ......................................................           50,153            63,102
                       Directors' fees and expenses ...........................................           46,277            64,703
                       Printing and shareholder reports .......................................           19,439            42,901
                       Transfer agent fees ....................................................           11,366            26,665
                       Accounting services ....................................................            8,553            31,000
                       Listing fees ...........................................................               --            19,975
                       Custodian fees .........................................................            5,115            17,175
                       Repurchase offer fees ..................................................              736            32,406
                       Pricing fees ...........................................................               85             1,115
                       Other ..................................................................            2,215            18,953
                                                                                                   -------------------------------
                       Total expenses .........................................................          392,808         1,443,837
                                                                                                   -------------------------------
                       Investment income--net .................................................          230,416         1,404,715
                                                                                                   -------------------------------
==================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ....................................................       22,288,883           245,430
                          Futures contracts--net ..............................................          199,758                --
                          Options written--net ................................................      (13,287,766)               --
                                                                                                   -------------------------------
                       Total realized gain--net ...............................................        9,200,875           245,430
                                                                                                   -------------------------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ....................................................       (8,588,494)       34,547,693
                          Futures contracts--net ..............................................          (61,536)           (5,058)
                          Options written--net ................................................        3,380,481       (20,075,617)
                                                                                                   -------------------------------
                       Total change in appreciation/depreciation--net .........................       (5,269,549)       14,467,018
                                                                                                   -------------------------------
                       Total realized and unrealized gain--net ................................        3,931,326        14,712,448
                                                                                                   -------------------------------
                       Net Increase in Net Assets Resulting from Operations ...................    $   4,161,742     $  16,117,163
                                                                                                   ===============================
                          + Commencement of operations.
                         ++ Dividends from affiliates                                              $       2,340     $       8,488
                                                                                                   ===============================

      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         13

Statements of Changes in Net Assets

                                                                                                   For the Period    For the Period
                                                                                                     October 1,       November 1,
                                                                                                      2005 to          2004+ to
                                                                                                    December 31,      September 30,
Increase (Decrease) in Net Assets:                                                                      2005              2005
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net .........................................................    $     230,416     $   1,404,715
               Realized gain--net .............................................................        9,200,875           245,430
               Change in unrealized appreciation/depreciation--net ............................       (5,269,549)       14,467,018
                                                                                                   -------------------------------
               Net increase in net assets resulting from operations ...........................        4,161,742        16,117,163
                                                                                                   -------------------------------
==================================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
               Investment income--net .........................................................         (975,131)         (660,000)
               Realized gain--net .............................................................      (11,353,973)               --
                                                                                                   -------------------------------
               Net decrease in assets resulting from dividends and distributions to
                shareholders ..................................................................      (12,329,104)         (660,000)
                                                                                                   -------------------------------
==================================================================================================================================
Common Stock Transactions
----------------------------------------------------------------------------------------------------------------------------------
               Net proceeds from issuance of Common Stock .....................................               --       133,509,000
               Offering costs resulting from the issuance of Common Stock .....................               --          (279,600)
               Redemption of Common Stock resulting from a repurchase offer ...................      (37,476,977)               --
                                                                                                   -------------------------------
               Net increase (decrease) in net assets resulting from Common Stock
                transactions ..................................................................      (37,476,977)      133,229,400
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
               Total increase (decrease) in net assets ........................................      (45,644,339)      148,686,563
               Beginning of period ............................................................      148,786,571           100,008
                                                                                                   -------------------------------
               End of period* .................................................................    $ 103,142,232     $ 148,786,571
                                                                                                   ===============================
                * Undistributed investment income--net ........................................               --     $     744,715
                                                                                                   ===============================

+     Commencement of operations.

      See Notes to Financial Statements.


14      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Financial Highlights

                                                                                                  For the Period    For the Period
                                                                                                     October 1,       November 1,
                                                                                                      2005 to          2004+ to
The following per share data and ratios have been derived                                           December 31,     September 30,
from information provided in the financial statements.                                                 2005              2005
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...................................    $       21.27     $       19.10
                                                                                                   -------------------------------
                       Investment income--net*** ..............................................              .04               .20
                       Realized and unrealized gain--net ......................................              .70              2.10
                                                                                                   -------------------------------
                       Total from investment operations .......................................              .74              2.30
                                                                                                   -------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............................................             (.19)             (.09)
                          Realized gain--net ..................................................            (2.16)               --
                                                                                                   -------------------------------
                       Total dividends and distributions ......................................            (2.35)             (.09)
                                                                                                   -------------------------------
                       Offering costs resulting from the issuance of Common Stock .............               --              (.04)
                                                                                                   -------------------------------
                       Net asset value, end of period .........................................    $       19.66     $       21.27
                                                                                                   ===============================
                       Market price per share, end of period ..................................    $       18.85     $       20.38
                                                                                                   ===============================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....................................             4.18%@           11.90%@
                                                                                                   ===============================
                       Based on market price per share ........................................             4.25%@            2.39%@
                                                                                                   ===============================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding interest expense ...................................             1.29%*            1.07%*
                                                                                                   ===============================
                       Expenses ...............................................................             1.29%*            1.13%*
                                                                                                   ===============================
                       Investment income--net .................................................              .76%*            1.10%*
                                                                                                   ===============================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ...............................    $     103,142     $     148,787
                                                                                                   ===============================
                           Portfolio turnover .................................................              .69%             5.14%
                                                                                                   ===============================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         15

Notes to Financial Statements

1. Significant Accounting Policies:

S&P 500(R) GEARED(SM) Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company with a fixed term of existence. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Effective October 1, 2005, the Fund changed its year end to December 31, 2005. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol GRE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund will engage in various portfolio investment strategies both to enhance its returns or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund will purchase and write call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an


16      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005
      option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). When cash is received as collateral for purchased options, the Fund may pay interest to the option writer.

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Offering expenses -- Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory and Management Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co. Inc. ("ML & Co.").

IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. IQ has entered into a Subadvisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM") pursuant to which MLIM provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay MLIM a monthly fee at an annual rate of .35% of the average daily value of the Fund's net assets plus borrowings for investment purposes, but exclude any net assets attributable to leveraging transactions. There was no increase in the aggregate fees paid by the Fund for these services.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         17

Notes to Financial Statements (concluded)

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to ML & Co. and its affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of IQ. Pursuant to that order, the Fund may retain Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of IQ, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by IQ or its affiliates.

In addition, MLPF&S received $198 in commissions on the execution of portfolio security transactions for the Fund for the period October 1, 2005 to December 31, 2005.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, IQ, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period October 1, 2005 to December 31, 2005 were $831,326 and $47,532,239, respectively.

Transactions in options written for the period October 1, 2005 to December 31, 2005 were as follows:

--------------------------------------------------------------------------------
                                                      Number of         Premiums
                                                      Contracts         Received
--------------------------------------------------------------------------------
Outstanding call options written,
 beginning of period .........................         353,416         $ 60,000
Options written ..............................         247,468               --
Options closed ...............................        (353,416)         (60,000)
                                                     --------------------------
Outstanding call options written,
 end of period ...............................         247,468         $     --
                                                     ==========================

4. Common Stock Transactions:

The Fund is authorized to issue 100,000,000 shares of capital stock, par value $.001, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common stock.

Shares issued and outstanding during the period October 1, 2005 to December 31, 2005 decreased 1,748,809 as a result of a repurchase offer and during the period November 1, 2004 to September 30, 2005 increased 6,990,000 from shares sold.

5. Distributions to Shareholders:

The tax character of distributions paid during the periods October 1, 2005 to December 31, 2005 and November 1, 2004 to September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                  10/01/2005         11/01/2004+
                                                 to 12/31/2005      to 9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 1,652,960        $   660,000
  Net long-term capital gain .............         10,676,144                 --
                                                  ------------------------------
Total distributions ......................        $12,329,104        $   660,000
                                                  ==============================

+     Commencement of operations.

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net .......................         $2,459,562
Undistributed long-term capital gains -- net ...............                 --
                                                                     ----------
Total undistributed earnings -- net ........................          2,459,562
Capital loss carryforward ..................................                 --
Unrealized gains -- net ....................................          4,830,239*
                                                                     ----------
Total accumulated earnings -- net ..........................         $7,289,801
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the realization for tax purposes of unrealized gains/losses on certain futures contracts.


18      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of S&P 500(R) GEARED(SM) Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of S&P 500(R) GEARED(SM) Fund Inc. as of December 31, 2005, and the related statements of operations and of changes in net assets, and the financial highlights for the periods October 1, 2005 through December 31, 2005 and November 1, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of S&P 500(R) GEARED(SM) Fund Inc. as of December 31, 2005, the results of its operations, the changes in its net assets, and its financial highlights for the periods October 1, 2005 through December 31, 2005 and November 1, 2004 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, NJ
February 17, 2006

Fund Certification (unaudited)

In September 2005, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distribution paid by S&P 500(R) GEARED Fund Inc. to shareholders of record on November 22, 2005:

------------------------------------------------------------------------------
Short-Term Capital Gain Dividends for
  Non-U.S. Residents .........................................            3.50%*
------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $2.034936 per share to shareholders of record on November 22, 2005.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         19

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or
(ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.


20      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Officers and Directors

                                                                                                       Number of IQ
                                                                                                       Advisors-
                                                                                                       Affiliate
                                                                                                       Advised Funds   Other Public
                           Position(s)  Length of                                                      and Portfolios  Directorships
                           Held with    Time                                                           Overseen        Held by
Name        Address & Age  Fund         Served**  Principal Occupation(s) During Past 5 Years          By Director     Director
====================================================================================================================================
Non-Interested Directors*
------------------------------------------------------------------------------------------------------------------------------------
Alan R.     P.O. Box 9095  Director &   2004 to   Vice-Chairman, Kissinger Associates, Inc., a             6           Hasbro, Inc.;
Batkin      Princeton, NJ  Chairman of  present   consulting firm, since 1990.                                         Overseas
            08543-9095     the Board                                                                                   Shipholding
            Age: 61                                                                                                    Group, Inc.;
                                                                                                                       Cantel
                                                                                                                       Medical
                                                                                                                       Corp.; and
                                                                                                                       Diamond
                                                                                                                       Offshore
                                                                                                                       Drilling,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Paul        P.O. Box 9095  Director &   2004 to   Professor, Columbia University Business School           6           None
Glasserman  Princeton, NJ  Chairman of  present   since 1991; Senior Vice Dean since July 2004.
            08543-9095     the Audit
            Age: 43        Committee
------------------------------------------------------------------------------------------------------------------------------------
Steven W.   P.O. Box 9095  Director     2005 to   Retired since August 2002; Managing Director,            6           None
Kohlhagen   Princeton, NJ               present   Wachovia National Bank and its predecessors
            08543-9095                            (1992 - 2002).
            Age: 58
------------------------------------------------------------------------------------------------------------------------------------
William J.  P.O. Box 9095  Director &   2004 to   Retired since November 2004; Chairman and Chief          6           None
Rainer      Princeton, NJ  Chairman of  present   Executive Officer, OneChicago, LLC, a designated
            08543-9095     Nominating             contract market (2001 to November 2004); Chairman,
            Age: 59        and                    U.S. Commodity Futures Trading Commission
                           Corporate              (1999 - 2001).
                           Governance
                           Committee
            ------------------------------------------------------------------------------------------------------------------------
            *     Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and Corporate
                  Governance Committee.
            **    Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.
====================================================================================================================================
Interested Director*
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9095  Director     2005 to   IQ Investment Advisors LLC, Chief Legal Officer since    7           None
Donohue     Princeton, NJ               present   2004; Global General Counsel, FAM and MLIM, since
            08543-9095                            March 2003; prior to 2003, General Counsel,
            Age: 55                               OppenheimerFunds, Inc.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Donohue is an Interested Director because of his position as an employee of the Advisor and its affiliates.
                  Mr. Donohue serves for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided by the Fund's Bylaws, charter or by statute.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         21

                           Position(s)  Length of
                           Held         Time
Name        Address & Age  with Funds   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Mitchell    P.O. Box 9011  President    2004 to  IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
M. Cox      Princeton, NJ               present  President, Head of Global Private Client Market Investments & Origination since
            08543-9011                           2003; MLPF&S, First Vice President, Head of Structured Products Origination and
            Age: 40                              Sales (2001 - 2003); MLPF&S, Director, Head of Structured Products Origination
                                                 (1997 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; First Vice
Burke       Princeton, NJ  President,   present  President of MLIM and FAM since 1997 and Treasurer thereof since 1999; Senior Vice
            08543-9011     Treasurer             President and Treasurer of Princeton Services since 1999 and Director since 2004;
            Age: 45        and                   Vice President of FAMD since 1999; Vice President of MLIM and FAM (1990 - 1997);
                           Secretary             Director of Taxation of MLIM (1999 - 2001).
------------------------------------------------------------------------------------------------------------------------------------
Andrew J.   P.O. Box 9011  Chief Legal  2005 to  IQ Investment Advisors LLC, Chief Legal Officer since December 2004; Global General
Donohue     Princeton, NJ  Officer      present  Counsel, FAM and MLIM, since March 2003; prior to 2003, General Counsel,
            08543-9011                           OppenheimerFunds, Inc.
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Chief Compliance
Hiller      Princeton, NJ  Compliance   present  Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance
            08543-9011     Officer               Officer of MLIM (Americas Region) since 2004; Global Director of Compliance at
            Age: 54                              Morgan Stanley Investment Management (2000 - 2004); Managing Director and Global
                                                 Director of Compliance at Citigroup Asset Management (2000 - 2002); Chief
                                                 Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at
                                                 Prudential Financial (1995 - 2000); Senior Counsel in the SEC's Division of
                                                 Enforcement in Washington, D.C. (1990 - 1995).
------------------------------------------------------------------------------------------------------------------------------------
Justin C.   P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Ferri       Princeton, NJ  President    present  Private Client Market Investments & Origination since 2006; MLPF&S, Vice President,
            08543-9011                           Global Private Client Market Investments & Origination in 2005; MLPF&S, Vice
            Age: 30                              President, Head Global Private Client Rampart Equity Derivatives (2004 - 2005);
                                                 MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development
                                                 (2002 - 2004); mPower Advisors LLC, Vice President, Quantitative Development
                                                 (1999 - 2002).
------------------------------------------------------------------------------------------------------------------------------------
Jay M.      P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President and Assistant Treasurer since 2005;
Fife        Princeton, NJ  President    present  MLIM, Director since 2000; MLPF&S, Director (2000) and Vice President
            08543-9011     and                   (1997 - 2000).
            Age: 35        Assistant
                           Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Colleen R.  P.O. Box 9011  Vice         2005 to  IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
Rusch       Princeton, NJ  President    present  Private Client Market Investments & Origination since July 2005; MLIM, Director
            08543-9011     and                   from January 2005 to July 2005; Vice President of MLIM (1998 - 2004).
            Age: 38        Assistant
                           Secretary
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

GRE

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22      S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005

Fundamental Periodic Repurchase Policy

The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the exercise date of the call spreads and written call options that comprise the Fund's transactions (as described in the Fund's prospectus) for an annual period; and will be the fourteenth day prior to such exercise date; provided, that in the event that such day is not a business day, the repurchase request deadline will be the business day subsequent to the fourteenth day prior to the exercise date of the call spreads and written call options (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,748,809 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the New York Stock Exchange on November 2, 2005, ten business days after Wednesday, October 19, 2005, the Repurchase Request Deadline. As of November 2, 2005, 1,748,809 shares, or 25% of the Fund's outstanding shares, were purchased by the Fund at $21.45 per share (subject to a repurchase fee of 0.10% of the net asset value per share), the Fund's net asset value per share was determined as of 4:00 p.m. EST, Wednesday, November 2, 2005.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.

Contact Information

For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


        S&P 500(R) GEARED(SM) FUND INC.             DECEMBER 31, 2005         23

[LOGO] IQ
       INVESTMENT
       ADVISORS                                             www.IQIAFunds.com

S&P 500(R) GEARED(SM) Fund Inc. seeks to provide total returns, exclusive of fees and expenses of the Fund, linked to the annual performance of the S&P 500 Composite Stock Price Index.

This report, including the financial information herein, is transmitted to shareholders of S&P 500(R) GEARED(SM) Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

S&P 500(R) GEARED(SM) Fund Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #IQGRE -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $19,000
                                  Fiscal Year Ending December 31, 2004 - N/A

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $6,500
                                  Fiscal Year Ending December 31, 2004 - N/A

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,034,771
             Fiscal Year Ending December 31, 2004 - N/A

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $919,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Alan R. Batkin
         Steven W. Kohlhagen
         Paul Glasserman
         William J. Rainer

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

      Proxy Voting Policies and Procedures

      Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

      In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

      The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis -- such as approval of mergers and other significant corporate transactions -- akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

      To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

      The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

      From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

      In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

      In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

      The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            o Routine proposals related to requests regarding the formalities of corporate meetings.

            o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2005.

         (a)(1) Messrs. Vincent J. Costa, CFA and Jonathan Clark and Ms. Debra
                L. Jelilian are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Managers").

                Mr. Costa has been a Managing Director of MLIM since 2005 and was a Director of MLIM from 1999 to 2005. He is the Subadviser's Head of Quantitative Investments and has over 19 years' experience in investing and in managing similar investments. He has been a portfolio manager of the Fund since 2004. Mr. Clark has been a Director since 2006 and was a Vice President of MLIM from 1999 to 2006. Mr. Clark has 14 years' experience as a portfolio manager and trader. He has been a portfolio manager of the Fund since 2004. Ms. Jelilian has been a Director of MLIM since 1999. Ms. Jelilian has 13 years' experience in investing and managing index investments. She has been a portfolio manager of the Fund since 2004.

         (a)(2) As of December 31, 2005, in Thousands:

                                                                   (iii) Number of Other Accounts and
                    (ii) Number of Other Accounts Managed            Assets for Which Advisory Fee is
                          and Assets by Account Type                        Performance-Based
                      Other                                        Other
(i) Name of         Registered   Other Pooled                    Registered    Other Pooled
Portfolio           Investment    Investment        Other        Investment     Investment        Other
Manager             Companies      Vehicles        Accounts      Companies       Vehicles       Accounts
                  -------------                                -------------

Vincent J
Costa, CFA                  15             27             34              1*              3              2
                  $  6,666,116   $ 11,986,018   $ 39,080,035   $    186,423    $  1,214,547   $  1,899,270
Jonathan Clark              15             27             34              1*              3              2
                  $  6,666,116   $ 11,986,018   $ 39,080,035   $    186,423    $  1,214,547   $  1,899,270
Debra L
Jelilian                    15             27             34              1*              3              2
                  $  6,666,116   $ 11,986,018   $ 39,080,035   $    186,423    $  1,214,547   $  1,899,270

* A portion of the assets in the master fund of a master-feeder structure is subject to a performance fee.

         (iv) Potential Material Conflicts of Interest

         Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

         Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

         To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

         In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

         MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

         (a)(3) As of December 31, 2005:

      Portfolio Manager Compensation

      The Portfolio Manager Compensation Program of MLIM and its affiliates is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

      Compensation Program

      The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

      Base Salary

      Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

      Performance-Based Compensation

      MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, portfolio manager incentive compensation is derived on a discretionary basis considering such factors as: products they manage, external market conditions, MLIM's investment performance, financial results of MLIM, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch's principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

      Cash Bonus

      Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

      Stock Bonus

      A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on Merrill Lynch's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Merrill Lynch stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives. MLIM management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of Merrill Lynch's performance. Portfolio managers therefore have a direct incentive to protect Merrill Lynch's reputation for integrity.

      Other Benefits

      Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of December 31, 2005, Mr. Costa does not beneficially own any stock issued by the Fund; Mr. Clark does not beneficially own any stock issued by the Fund; and Ms. Jelilian does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -

----------------------------------------------------------------------------------------------------------------------
Period                      (a) Total    (b) Average Price    (c) Total Number of Shares  (d) Maximum Number (or
                            Number of    Paid per Share       Purchased as Part of        Approx. Dollar Value) of
                            Shares                            Publicly Announced Plans    Shares that May Yet Be
                            Purchased                         or Programs                 Purchased Under the Plans or
                                                                                          Programs
----------------------------------------------------------------------------------------------------------------------
June 1-30, 2005
----------------------------------------------------------------------------------------------------------------------
July 1-31, 2005
----------------------------------------------------------------------------------------------------------------------
August 1-31, 2005
----------------------------------------------------------------------------------------------------------------------
September 1-30, 2005
----------------------------------------------------------------------------------------------------------------------
October 1-31, 2005
----------------------------------------------------------------------------------------------------------------------
November 1-30, 2005         1,748,809    $21.45 per Share(1)         1,748,809(2)                      0
----------------------------------------------------------------------------------------------------------------------
December 1-31, 2005
----------------------------------------------------------------------------------------------------------------------
Total:                      1,748,809    $21.45 per Share(1)         1,748,809(2)                      0
----------------------------------------------------------------------------------------------------------------------

(1) Subject to a repurchase fee of 0.10% of the net asset value per share.
(2) On September 16, 2005, the repurchase offer was announced to repurchase up to 25% of outstanding shares. The expiration date of the offer was October 19, 2005. The registrant may conduct annual repurchases for between 5% and 25% of its outstanding shares pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

S&P 500(R) GEARED(SM) Fund Inc.


By: /s/ Mitchell M. Cox
    ----------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Mitchell M. Cox
    ----------------------------
    Mitchell M. Cox,
    Chief Executive Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    ----------------------------
    Donald C. Burke,
    Chief Financial Officer of
    S&P 500(R) GEARED(SM) Fund Inc.

Date: February 21, 2006